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                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY


                                 AMENDMENT NO. 4
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 4, 2006 (the "Agreement") relating to the Credit Agreement referenced below, is by and among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), certain of its Subsidiaries identified as Subsidiary Borrowers on the signature pages hereto and any additional Subsidiaries of the Company which become parties to the Credit Agreement in accordance with the terms thereof (collectively referred to as the "Subsidiary Borrowers" and individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "Borrowers" or referred to individually as a "Borrower"), each of the financial institutions identified as Lenders on the signature pages hereto (the "Lenders" and each individually, a "Lender"), and WACHOVIA BANK, NATIONAL ASSOCIATION, ("Wachovia"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Administrative Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement and the provisions of Sections 1.2 and 1.3 of the Credit Agreement related to the definitions shall apply herein.

                             W I T N E S S E T H

         WHEREAS, a $35,000,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of April 28, 2005 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") among the Borrowers, the Lenders, and the Administrative Agent;

         WHEREAS, the Borrowers have requested that certain amendments be made as contemplated herein and the Lenders agree to amend such provisions pursuant to the terms and conditions herein; and

         WHEREAS, the undersigned Lenders have agreed to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          (A)  AMENDMENTS.

               1. The definition of "Permitted Securitization" in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:

                    "Permitted Securitization" means the trade securitization
               transaction for an aggregate principal amount of third party investments, advances or sales of accounts receivable of up to $70,000,000, evidenced by that certain Receivables




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               Sale Agreement, dated as of April 28, 2005 among the
               Securitization Companies and the SPC, as amended by that certain Amendment No. 1, dated as of April 4, 2006, that certain Receivables Sale Agreement, dated as of April 4, 2006, among Wolverine Tube (Canada), Inc. and the SPC and that certain Amended and Restated Receivables Purchase Agreement, dated as April 4, 2006 among the SPC, Wolverine Finance, LLC, the Company, Variable Funding Capital Company, LLC, the liquidity banks from time to time party thereto, The CIT Group/Business Credit, Inc., individually and as co-agent, and Wachovia Bank, National Association, as agent.

               2. Clause (a) of Section 6.6. of the Credit Agreement is hereby amended by deleting the reference therein to "December 31, 2004" and replacing it with "December 31, 2005".

               3. Each of the Schedules attached to the Credit Agreement is hereby deleted and replaced by the corresponding Schedule attached to this Agreement.

         (B) REPRESENTATIONS AND WARRANTIES. Each Credit Party hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the transactions contemplated herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the transactions contemplated herein,
(iii) it has the corporate, limited liability company or limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Agreement; (iv) it has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity and (v) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will violate or conflict in any material respect with any material provision of its articles or certificate of incorporation or certificate of limited partnership or certificate of formation, bylaws, agreement of limited partnership or limited liability company agreement or violate, contravene or conflict in any material respect with contractual provisions of, or cause an event of default under, any indenture, including without limitation the 2008 Senior Note Indenture and 2009 Senior Note Indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound.

         (C) EFFECTIVENESS. This Agreement shall become effective upon satisfaction of all of the following conditions precedent:

               1. Executed Agreement. The Administrative Agent shall have received a fully executed counterpart of this Agreement from each party hereto.



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               2. Permitted Securitization Amendment. The Administrative Agent
          shall have received (a) an original fully executed copy of Amendment No. 1 to the Receivables Sale Agreement (U.S.), dated as of April 4, 2006, (b) an original fully executed copy of the Amended and Restated Receivables Purchase Agreement, dated April 4, 2006 and (c) an original fully executed copy of the Receivables Sale Agreement, among Wolverine Tube (Canada), Inc. and the SPC, dated April 4, 2006, in each case, which evidence the Permitted Securitization, upon terms reasonably satisfactory to the Administrative Agent, which agreements shall be in full force and effect and not subject to any unsatisfied conditions precedent, and to which the Administrative Agent and the Lenders hereby consent.

               4. Other Conditions Precedent. The Borrowers shall have completed all proceedings taken in connection with the transactions contemplated by this Agreement and delivered to the Administrative Agent all other documentation and other items incident thereto, and each shall be satisfactory to the Administrative Agent and its legal counsel, Mayer, Brown, Rowe & Maw, LLP.

         (D) EQUIPMENT APPRAISAL. The Administrative Agent, in its sole discretion and at the expense of the Borrowers, shall have the right to request and receive a completed appraisal of all Equipment of the Credit Parties conducted by a third party appraiser satisfactory to the Administrative Agent.

         (E) NO OTHER MODIFICATION. Except to the extent specifically provided to the contrary in this Agreement, all terms and conditions of the Credit Agreement (including Exhibits and Schedules thereto) and the other Credit Documents shall remain in full force and effect, without modification or limitation. This Agreement shall not operate as a consent to any other action or inaction by the Borrowers or any other Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Credit Document nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in the Credit Agreement or any other Credit Document except as specifically provided herein. Each of the Credit Parties acknowledges, confirms and agrees that the Credit Documents to which it is a party remain in full force and effect as of the date hereof and continue to secure all Obligations of each such Credit Party to any Lender or the Administrative Agent, and novation of any kind is hereby expressly disclaimed.

         (F) RELEASE. In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to the Administrative Agent and each Lender that as of the date hereof there are no causes of action, claims, actions, proceedings, judgments, suits, demands, damages or offsets against or defenses or counterclaims to its Obligations or Secured Obligations under the Credit Documents and furthermore, such Credit Party waives any and all such causes of action, claims, actions, proceedings, judgments, suits, demands, damages, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases the Administrative Agent and each Lender and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, actions, proceedings, judgments, suits, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or


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unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to any Credit Document, on or prior to the date hereof.

         (G) GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina, without regard to the principles governing conflicts of laws thereof.

         (H) INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS. THE PROVISIONS IN SECTIONS 14.5, 14.6, 14.8, 14.9, 14.10, 14.12, 14.13, 14.14, 14.15, 14.19 AND
14.24 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

                            [SIGNATURE PAGES FOLLOW]





















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         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                    COMPANY:

                                    WOLVERINE TUBE, INC.


                                    By:    /s/  James E. Deason
                                      ------------------------------------------
                                    Name:    James E. Deason
                                    Title:     Sr VP & CFO


                                    SUBSIDIARY BORROWERS:
                                    --------------------

                                    TF INVESTOR, INC.


                                    By:    /s/  James E. Deason
                                      ------------------------------------------
                                    Name:    James E. Deason
                                    Title:     VP & Treasurer


                                    TUBE FORMING HOLDINGS, INC.


                                    By:    /s/  James E. Deason
                                      ------------------------------------------
                                    Name:    James E. Deason
                                    Title:     VP & Treasurer


                                    TUBE FORMING, L.P.

                                    By:      Tube Forming Holdings, Inc.,
                                             its General Partner

                                             By:    /s/  James E. Deason
                                               ---------------------------------
                                             Name:    James E. Deason
                                             Title:     VP & Treasurer


                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 4



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                                  WOLVERINE FINANCE, LLC


                                  By:    /s/  James E. Deason
                                         -------------------------------------
                                  Name:    James E. Deason
                                  Title:     Vice Manager & Secretary


                                  SMALL TUBE MANUFACTURING, LLC


                                  By:    /s/  James E. Deason
                                    ------------------------------------------
                                  Name:    James E. Deason
                                  Title:     VP & Treasurer


                                  WOLVERINE JOINING TECHNOLOGIES, LLC


                                  By:    /s/  James E. Deason
                                       ---------------------------------------
                                  Name:    James E. Deason
                                  Title:     VP & Treasurer


                                  WOLVERINE CHINA INVESTMENTS, LLC


                                  By:      Wolverine Tube, Inc.,
                                           its Managing Member

                                           By:    /s/  James E. Deason
                                             ---------------------------------
                                           Name:    James E. Deason
                                           Title:     SR VP & CFO


                                  WT HOLDING COMPANY, INC.


                                  By:    /s/  James E. Deason
                                         -------------------------------------
                                  Name:    James E. Deason
                                  Title:     VP & Treasurer


                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 4



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                                  AGENT AND LENDERS:
                                  -----------------

                                  WACHOVIA BANK,
                                  NATIONAL ASSOCIATION, in its capacity
                                  as Administrative Agent and as a Lender

                                  By:    /s/  Laurie D. O'Fallon
                                    ------------------------------------------
                                  Name:  Laurie D. O'Fallon
                                  Title:    Director








                              (signature pages end)












                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 4

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